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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2003

                   [GRAPHIC REMOVED HERE]Pamrapo Bancorp, Inc.

             (Exact name of registrant as specified in its charter)

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
                New Jersey                               0-18014                              22-2984813
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
     (State or other Jurisdiction of             (Commission File No.)             (I.R.S. Employer Identification No.)
              Incorporation)
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              611 Avenue C,                                    07002
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           Bayonne, New Jersey                               (Zip Code)
 (Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 339-4600

                                 Not Applicable
         (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit 99.1 - Press Release of Pamrapo Bancorp, Inc.

Item 9.  Regulation FD Disclosure and Item 12 Disclosure of Results of
------   --------------------------------------------------------------
         Operations and Financial Condition.
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              The following information is furnished pursuant to Item 9,
"Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

              On April 29, 2003, Pamrapo Bancorp, Inc. issued a press release announcing its earnings for the three months ended March 31, 2003. The information contained in the press release, which is attached as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PAMRAPO BANCORP, INC.

Date:  April 29, 2003

                                      By: /s/ William J. Campbell
                                          -----------------------------------
                                          William J. Campbell,
                                          President and Chief Executive Officer